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                                                                   EXHIBIT 99.2

LTC HEALTHCARE, INC.
PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)
(Unaudited)


                                                                                                                    JUNE 30, 2000
                                                                         JUNE 30, 2000       ACTIVITY                PRO FORMA
                                                                         -------------       --------                ---------
 ASSETS
 Current Assets:
 Cash and cash equivalents                                                $     98           $    (62)                $     36
 Accounts receivable, net of allowance for doubtful accounts:

 2000 - $1,162;  1999 - $313                                                15,779                 -                    15,779
 Prepaid expenses and other current assets                                   3,114                 -                     3,114
                                                                          --------           --------                 --------
 Total current assets                                                       18,991                (62)                  18,929

 Property and Equipment:
 Buildings, improvements and equipment                                      50,603            (10,701)                  39,902
 Land                                                                        2,246               (578)                   1,668
 Accumulated depreciation                                                   (6,403)             2,560                   (3,843)
                                                                          --------           --------                 --------
 Property and equipment, net                                                46,446             (8,719)                  37,727

 Other Assets:
 Equity securities                                                           1,156                 -                     1,156
 Debt securities                                                            11,616                 -                    11,616
 Other assets                                                                  809                 -                       809
                                                                          --------           --------                 --------
 Total other assets                                                         13,581                 -                    13,581
                                                                          --------           --------                 --------
     Total assets                                                         $ 79,018           $ (8,781)                $ 70,237
                                                                          ========           ========                 ========

 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
 Current Liabilities:
 Accounts payable                                                          $ 2,545               $ -                   $ 2,545
 Accrued salaries and benefits                                               3,371                 -                     3,371
 Current portion of mortgage loans payable                                     656                 -                       656
 Other accrued liabilities                                                   7,343             (4,597)                   2,746
                                                                          --------           --------                 --------
 Total current liabilities                                                  13,915             (4,597)                   9,318

 Mortgage Loans Payable                                                     46,563            (13,696)                  32,867
 Line of Credit from LTC Properties                                         19,495               (968)                  18,527
                                                                          --------           --------                 --------
     Total liabilities                                                      79,973            (19,261)                  60,712

 Minority Interest                                                           3,518                 -                     3,518
 Commitments and Contingencies                                                  -                  -                        -

 Stockholders' Equity (Deficit):
 Preferred stock $0.01 par value; 10,000,000 shares authorized                  -                  -                        -
 Common stock $0.01 par value; 40,000,000 shares authorized;
 shares issued: 2000 - 3,335,882; 1999 - 3,335,882                              33                 -                        33
 Capital in excess of par value                                             10,224                 -                    10,224
 Treasury stock: shares 2000 - 1,235,956; 1999 - 881,556                    (2,474)                -                    (2,474)
 Accumulated deficit                                                        (9,814)            10,480                      666
 Accumulated comprehensive loss                                             (2,442)                -                    (2,442)
                                                                          --------           --------                 --------
 Total stockholders' equity (deficit)                                       (4,473)            10,480                    6,007
                                                                          --------           --------                 --------
     Total liabilities and stockholders' equity (deficit)                 $ 79,018           $ (8,781)                $ 70,237
                                                                          ========           ========                 ========

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LTC HEALTHCARE, INC.
Condensed Consolidated Statement of Operations and
Pro Forma Condensed Consolidated Statement of Operations
(Unaudited)
(In thousands, except share and per share amounts)


                                                                                                         PRO FORMA
                                                                   SIX MONTHS ENDED                  SIX MONTHS ENDED
                                                                     JUNE 30, 2000       ACTIVITY      JUNE 30, 2000
                                                                   ---------------       --------      -------------
Revenues:
Net patient revenues                                                 $    43,521         $     -       $    43,521
Rental income                                                              2,567             (809)           1,758
Interest and other income                                                  1,093               -             1,093
                                                                      ----------         --------      -----------
          Total revenues                                                  47,181             (809)          46,372


Costs and Expenses:
Salaries and benefits                                                     29,612                -           29,612
Supplies                                                                   5,980                -            5,980
Rent - LTC Properties, Inc.                                                4,087                -            4,087
Interest expense                                                           2,075             (637)           1,438
Interest expense on line of credit from LTC Properties, Inc.                 768                -              768
Depreciation                                                                 836             (191)             645
Minority interest                                                            172                -              172
Other operating and administrative                                         9,614               (4)           9,610
                                                                      ----------         --------      -----------
          Total expenses                                                  53,144             (832)          52,312

Loss before provision for income taxes                                    (5,963)             (23)          (5,940)
Provision for income taxes                                                    -                -                -
                                                                      ----------         --------      -----------
Net loss                                                              $   (5,963)        $    (23)     $    (5,940)
                                                                      ==========         ========      ===========

Weighted average shares outstanding                                    2,099,926                         2,099,926

Net Loss Per Common Share:
  Basic and diluted net loss per share                                $    (2.84)                      $     (2.84)
                                                                      ==========                       ===========
Comprehensive loss:
Net loss                                                              $   (5,963)                      $    (5,940)
Unrealized income (loss) on available-for-sale equity securities            (547)                             (547)
                                                                      ----------                       -----------
Total comprehensive loss                                              $   (6,510)                      $    (6,487)
                                                                      ==========                       ===========

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LTC HEALTHCARE, INC.
Consolidated Statement of Operation and
Pro Forma Consolidated Statement of Operation
(In thousand, except share and per share amounts)


                                                                                                        UNAUDITED
                                                                                                        PRO FORMA
                                                                    YEAR ENDED           UNAUDITED      YEAR ENDED
                                                                 DECEMBER 31, 1999       ACTIVITY    DECEMBER 31, 1999
                                                                 -----------------       --------    -----------------
Revenues:
Net patient revenues                                                  $   11,713       $       -       $    11,713
Rental income                                                              6,692           (1,583)           5,109
Interest and other income                                                  2,344               -             2,344
                                                                      ----------       ----------      -----------
Total revenues                                                            20,749           (1,583)          19,166

Costs and Expenses:
Salaries and benefits                                                      8,295               -             8,295
Supplies                                                                   1,217               -             1,217
Rent - LTC Properties, Inc.                                                  779               -               779
Interest expense                                                           4,014           (1,290)           2,724
Interest expense on line of credit from LTC Properties, Inc.               1,514               -             1,514

Depreciation                                                               1,885             (382)           1,503
Minority interest                                                            343               -               343
Other operating and administrative                                         6,434               (5)           6,429
                                                                      ----------       ----------      -----------
          Total expenses                                                  24,481           (1,677)          22,804

Loss before provision for income taxes                                    (3,732)             (94)          (3,638)
Provision for income taxes                                                    -                -                -
                                                                      ----------       ----------      -----------
Net loss                                                              $   (3,732)      $      (94)     $    (3,638)
                                                                      ==========       ==========      ===========

Weighted average shares outstanding                                    2,696,691                         2,696,691

Net Loss Per Common Share:
  Basic and diluted net loss per share                                $    (1.38)                      $     (1.35)
                                                                      ==========                       ===========

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